Exhibit 10.1

ASSETMARK FINANCIAL HOLDINGS, INC.
NOTICE OF RESTRICTED STOCK UNIT AWARD

Except as otherwise indicated, any capitalized term used but not defined in this Notice of Restricted Stock Unit Award (this “Notice”) shall have the meaning ascribed to such term in the AssetMark Financial Holdings, Inc. 2019 Equity Incentive Plan (as it may be amended from time to time, the “Plan”).

###PARTICIPANT_NAME###

###HOME_ADDRESS###

The undersigned Participant has been granted an Award of Restricted Stock Units or RSUs (the “Award”) under the Plan, subject to the terms and conditions of the Plan, this Notice and the attached Restricted Stock Unit Award Agreement.

Number of RSUs:	###TOTAL_AWARDS###
Date of Grant:	###GRANT_DATE###
Dividend Equivalents:	Not Included
Vesting Commencement Date:	###ALTERNATIVE_VEST_BASE_DATE###
Vesting Schedule:	Subject to Section 2 of the Restricted Stock Unit Award Agreement, the Award will vest in accordance with the following schedule:

The Award shall become vested as to one-fourth of the RSUs constituting the Award on each of the first four anniversaries of the Vesting Commencement Date, subject to the Participant’s continued employment or service with the Company on each such date.

By signing where indicated below, AssetMark Financial Holdings, Inc. (the “Company”) grants the Award to the Participant upon the terms and conditions set forth in this Notice and the Restricted Stock Unit Award Agreement, and the applicable provisions of the Plan, and the Participant acknowledges receipt of the Award and agrees to observe and be bound by the terms and conditions of the Plan, this Notice and the Restricted Stock Unit Award Agreement.

Participant:	AssetMark Financial Holdings, Inc.
____________________________	By: ____________________________
###PARTICIPANT_NAME###	Name: Ted Angus
###ACCEPTANCE_DATE###	Title: EVP and General Counsel

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ASSETMARK FINANCIAL HOLDINGS, INC.
2019 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (this “Agreement”) is made and entered into as of Grant Date (the “Grant Date”) set forth in the Notice of Restricted Stock Unit Award to which this Agreement is attached (the “Notice”) by and among AssetMark Financial Holdings, Inc. (the “Company”) and the Participant (the “Participant”) set forth in the Notice.

WHEREAS, the Company has adopted the AssetMark Financial Holdings, Inc. 2019 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), pursuant to which Awards of Restricted Stock Units may be granted; and

WHEREAS, the Company has determined that it is in the best interests of the Company and its shareholders to grant the Award of Restricted Stock Units or RSUs provided for herein; and

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.Grant of Restricted Stock Award; Consideration. Pursuant to Section 9 of the Plan, the Company hereby issues to the Participant on the Grant Date an Award of RSUs on the terms and conditions and subject to the restrictions set forth in the Notice, this Agreement and the Plan (the “Award”).  The number of RSUs granted pursuant to the Award is set forth in the Notice. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement, the Plan and the Notice. The Award is made in consideration of the services to be rendered by Participant to the Company and to any Affiliate of the Company that the Participant serves as an Employee, Consultant or Director (the Company and each such Affiliate, as applicable, the “Employer”).

2.Restricted Period; Vesting. Except as otherwise provided herein, provided that the Participant does not experience a Termination of Service prior to the applicable vesting date subject to Section 3, the Award shall vest according to the vesting schedule set forth in the Notice (the “Vesting Schedule”).  The “Restricted Period” shall mean the period during which the Award remains outstanding and not fully vested.  Notwithstanding the foregoing:

(a)in the event of the Participant’s Termination of Service as a result of the Recipient’s death or Disability, 100% of any then unvested RSUs shall vest as of the date of such Termination of Service;

(b)in the event of the Participant’s Termination of Service as a result of the Recipient’s retirement that occurs at a time when the Recipient has attained an age of 60 years or higher and has provided service to the Company or Affiliates for at least 10 years (“Retirement”), a prorated portion of any then unvested RSUs scheduled to vest on the first vesting date following the Termination of Service described in the Vesting Schedule shall vest as of the date of such Termination of Service, with such proration based on the number of days of service during the period ending on such vesting date and beginning

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on the most recent prior vesting date described in the Vesting Schedule (or, if none, the Vesting Commencement Date set forth in the Notice).

3.Termination of Service. In the event of the Participant’s Termination of Service for any reason, any RSUs that are not vested as of the date of such Termination of Service will be forfeited.

4.Change in Control; Adjustments. In the event of a Change in Control while the RSUs remain outstanding and unvested, the RSUs will be treated in accordance with Section 12(c) of the Plan; provided that, in the event of the Participant’s involuntary Termination of Service, including a termination by the Company (or a successor) without Cause or by the Participant for Good Reason (as defined below), on or within one year following the effective date of a Change in Control, 100% of any then unvested RSUs shall vest as of the date of such Termination of Service. If any change is made to the outstanding Common Stock or the capital structure of the Company, the Committee may make adjustments in the terms and conditions of, and the criteria included in, the RSUs in any manner as contemplated by Section 14(c) of the Plan.

For purposes of this Section 4 only, “Good Reason” shall mean (a) If the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure or (ii) a material reduction in the Participant's base salary or bonus opportunity.

5.Restrictions. Subject to any exceptions set forth in this Agreement or the Plan or as otherwise permitted by the Committee, during the Restricted Period and until such time as the RSUs are settled in accordance with Section 7, neither the RSUs nor any rights relating thereto may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or pursuant to the laws of descent and distribution. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSUs or any rights relating thereto in contravention of this Agreement or the Plan shall be wholly ineffective. This provision shall not apply to any portion of the Award that has been vested and fully settled and shall not preclude forfeiture of any portion of the Award in accordance with the terms herein.

6.No Rights as a Shareholder.  The Participant shall have no voting rights, rights to dividends or dividend equivalents or any other rights as a shareholder of the Company with respect to the RSUs unless and until such time as the RSUs are settled in accordance with Section 7.

7.Distribution of Shares. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall, as soon as reasonably practicable (and in no

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event later than 30 days) after the applicable Vesting Date, (a) issue and deliver to the Participant one Share for each such RSU, and (b) make a cash payment to the Participant equal to the amount of any Dividend Equivalents credited with respect to such RSUs and any interest credited thereon or, at the discretion of the Committee, Shares having a Fair Market Value equal to such amount. Upon delivery, all such Shares shall be fully assignable, alienable, saleable and transferrable by the Participant; provided that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy. Notwithstanding the foregoing, the Committee in its sole discretion may choose to settle any RSU in any form permitted by the Plan.

8.Responsibility for Taxes.

(a)The Participant shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Participant pursuant to the Plan, the amount of any required withholding taxes in respect of the RSUs and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may (but is not obligated to) permit the Participant to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(i)tendering a cash payment.

(ii)authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Participant as a result of the immediate vesting of the RSUs; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the maximum amount of tax required to be withheld by law.

(iii)delivering to the Company previously owned and unencumbered shares of Common Stock.

(b)Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (i) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, or vesting or settlement of the RSUs or the subsequent sale of any shares; and (ii) does not commit to structure the Award or the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items.

9.Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Affiliate (including the Employer) or (c) any calculation of base pay or regular pay for any purpose.

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10.Cancellation/Clawback. The Participant hereby acknowledges and agrees that the Participant and the Award are subject to the terms and conditions of Section 18 of the Plan.

11.Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time.  The Plan is incorporated herein by reference.  If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

12.Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

AssetMark Financial Holdings, Inc.
1655 Grant Street, 10th Floor
Concord, California 94520

Attention: General Counsel
Email: ted.angus@assetmark.com

If to the Participant, to the address of the Participant on file with the Company.

13.No Right to Continued Service. Neither the Plan, the Notice or this Agreement shall be construed as giving the Participant any right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate (including the Employer).

14.No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

15.Entire Agreement. This Agreement, the Plan, the Notice and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof.

16.Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this

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Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

17.Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which such amendment, modification or waiver is made or given.

18.Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

19.Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

20.Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s or the Employer’s mandatory dispute resolution procedures, if any, as may be in effect from time to time with respect to matters arising out of or relating to the Participant’s employment with the Company or the Employer.

21.Governing Law; Venue. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts.

22.Imposition of other Requirements and Participant Undertaking. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Award and on any Shares to be issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons.  The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to accomplish the foregoing or to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the RSU pursuant to this Agreement.

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23.References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

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ASSETMARK FINANCIAL HOLDINGS, INC.
NOTICE OF RESTRICTED STOCK UNIT AWARD

Except as otherwise indicated, any capitalized term used but not defined in this Notice of Restricted Stock Unit Award (this “Notice”) shall have the meaning ascribed to such term in the AssetMark Financial Holdings, Inc. 2019 Equity Incentive Plan (as it may be amended from time to time, the “Plan”).

###PARTICIPANT_NAME###

###HOME_ADDRESS###

The undersigned Participant has been granted an Award of Restricted Stock Units or RSUs (the “Award”) under the Plan, subject to the terms and conditions of the Plan, this Notice and the attached Restricted Stock Unit Award Agreement.

Number of RSUs:	###TOTAL_AWARDS###
Date of Grant:	###GRANT_DATE###
Dividend Equivalents:	Not Included
Vesting Commencement Date:	###ALTERNATIVE_VEST_BASE_DATE###
Vesting Schedule:	Subject to Section 2 of the Restricted Stock Unit Award Agreement, the Award will vest in accordance with the following schedule:

The Award shall become vested as to one hundred percent of the RSUs constituting the Award on the anniversary of the Vesting Commencement Date, subject to the Participant’s continued service as a Director with the Company.  Upon termination by the Director other than for cause prior to the anniversary of the Vesting Commencement Date and if the termination occurs before a date that is nine months after the Date of Grant, the Award will vest on a pro rata basis through the effective date of termination; otherwise, the Award shall be fully vested as of the effective date of such termination.

By signing where indicated below, AssetMark Financial Holdings, Inc. (the “Company”) grants the Award to the Participant upon the terms and conditions set forth in this Notice and the Restricted Stock Unit Award Agreement, and the applicable provisions of the Plan, and the Participant acknowledges receipt of the Award and agrees to observe and be bound by the terms and conditions of the Plan, this Notice and the Restricted Stock Unit Award Agreement.

Participant:	AssetMark Financial Holdings, Inc.
____________________________	By: ____________________________
###PARTICIPANT_NAME###	Name: Ted Angus
###ACCEPTANCE_DATE###	Title: EVP and General Counsel

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ASSETMARK FINANCIAL HOLDINGS, INC.
2019 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (this “Agreement”) is made and entered into as of Grant Date (the “Grant Date”) set forth in the Notice of Restricted Stock Unit Award to which this Agreement is attached (the “Notice”) by and among AssetMark Financial Holdings, Inc. (the “Company”) and the Participant (the “Participant”) set forth in the Notice.

WHEREAS, the Company has adopted the AssetMark Financial Holdings, Inc. 2019 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), pursuant to which Awards of Restricted Stock Units may be granted; and

WHEREAS, the Company has determined that it is in the best interests of the Company and its shareholders to grant the Award of Restricted Stock Units or RSUs provided for herein; and

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.Grant of Restricted Stock Award; Consideration. Pursuant to Section 9 of the Plan, the Company hereby issues to the Participant on the Grant Date an Award of RSUs on the terms and conditions and subject to the restrictions set forth in the Notice, this Agreement and the Plan (the “Award”).  The number of RSUs granted pursuant to the Award is set forth in the Notice. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement, the Plan and the Notice. The Award is made in consideration of the services to be rendered by Participant to the Company and to any Affiliate of the Company that the Participant serves as an Employee, Consultant or Director (the Company and each such Affiliate, as applicable, the “Employer”).

2.Restricted Period; Vesting. Except as otherwise provided herein, the Award shall vest according to the vesting schedule set forth in the Notice (the “Vesting Schedule”).  The “Restricted Period” shall mean the period during which the Award remains outstanding and not fully vested.  Notwithstanding the foregoing:

(a)in the event of the Participant’s Termination of Service as a result of the Recipient’s death or Disability, 100% of any then unvested RSUs shall vest as of the date of such Termination of Service;

(b)in the event of the Participant’s Termination of Service as a result of the Recipient’s retirement that occurs at a time when the Recipient has attained an age of 60 years or higher and has provided service to the Company or Affiliates for at least 10 years (“Retirement”), a prorated portion of any then unvested RSUs scheduled to vest on the first vesting date following the Termination of Service described in the Vesting Schedule shall vest as of the date of such Termination of Service, with such proration based on the number of days of service during the period ending on such vesting date and beginning

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on the most recent prior vesting date described in the Vesting Schedule (or, if none, the Vesting Commencement Date set forth in the Notice).

3.Change in Control; Adjustments. In the event of a Change in Control while the RSUs remain outstanding and unvested, the RSUs will be treated in accordance with Section 12(c) of the Plan; provided that, in the event of the Participant’s involuntary Termination of Service, including a termination by the Company (or a successor) without Cause or by the Participant for Good Reason (as defined below), on or within one year following the effective date of a Change in Control, 100% of any then unvested RSUs shall vest as of the date of such Termination of Service. If any change is made to the outstanding Common Stock or the capital structure of the Company, the Committee may make adjustments in the terms and conditions of, and the criteria included in, the RSUs in any manner as contemplated by Section 14(c) of the Plan.

For purposes of this Section 3 only, “Good Reason” shall mean (a) If the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure or (ii) a material reduction in the Participant's base salary or bonus opportunity.

4.Restrictions. Subject to any exceptions set forth in this Agreement or the Plan or as otherwise permitted by the Committee, during the Restricted Period and until such time as the RSUs are settled in accordance with Section 6, neither the RSUs nor any rights relating thereto may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or pursuant to the laws of descent and distribution. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSUs or any rights relating thereto in contravention of this Agreement or the Plan shall be wholly ineffective. This provision shall not apply to any portion of the Award that has been vested and fully settled and shall not preclude forfeiture of any portion of the Award in accordance with the terms herein.

5.No Rights as a Shareholder.  The Participant shall have no voting rights, rights to dividends or dividend equivalents or any other rights as a shareholder of the Company with respect to the RSUs unless and until such time as the RSUs are settled in accordance with Section 6.

6.Distribution of Shares. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall, as soon as reasonably practicable (and in no event later than 30 days) after the applicable Vesting Date, (a) issue and deliver to the Participant one Share for each such RSU, and (b) make a cash payment to the Participant equal to the amount of any Dividend Equivalents credited with respect to such RSUs and any interest credited thereon or, at the discretion of the Committee, Shares having a Fair Market Value equal

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to such amount. Upon delivery, all such Shares shall be fully assignable, alienable, saleable and transferrable by the Participant; provided that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

7.Responsibility for Taxes.

(a)The Participant shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Participant pursuant to the Plan, the amount of any required withholding taxes in respect of the RSUs and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may (but is not obligated to) permit the Participant to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(i)tendering a cash payment.

(ii)authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Participant as a result of the immediate vesting of the RSUs; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the maximum amount of tax required to be withheld by law.

(iii)delivering to the Company previously owned and unencumbered shares of Common Stock.

(b)Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (i) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, or vesting or settlement of the RSUs or the subsequent sale of any shares; and (ii) does not commit to structure the Award or the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items.

8.Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Affiliate (including the Employer) or (c) any calculation of base pay or regular pay for any purpose.

9.Cancellation/Clawback. The Participant hereby acknowledges and agrees that the Participant and the Award are subject to the terms and conditions of Section 18 of the Plan.

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10.Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time.  The Plan is incorporated herein by reference.  If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

11.Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

AssetMark Financial Holdings, Inc.
1655 Grant Street, 10th Floor
Concord, California 94520

Attention: General Counsel
Email: ted.angus@assetmark.com

If to the Participant, to the address of the Participant on file with the Company.

12.No Right to Continued Service. Neither the Plan, the Notice or this Agreement shall be construed as giving the Participant any right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate (including the Employer).

13.No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

14.Entire Agreement. This Agreement, the Plan, the Notice and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof.

15.Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

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16.Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which such amendment, modification or waiver is made or given.

17.Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

18.Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

19.Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s or the Employer’s mandatory dispute resolution procedures, if any, as may be in effect from time to time with respect to matters arising out of or relating to the Participant’s employment with the Company or the Employer.

20.Governing Law; Venue. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts.

21.Imposition of other Requirements and Participant Undertaking. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Award and on any Shares to be issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons.  The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to accomplish the foregoing or to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the RSU pursuant to this Agreement.

22.References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to

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whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

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